Chapman and Cutler
                         111 West Monroe Street
                        Chicago, Illinois  60603

                             January 7, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004
Attn:  Filing Desk, Stop 1-4


  Re: Van Kampen American Capital Equity Opportunity Trust, Series 44
                   File No. 33-14831, CIK No. 897011

Ladies/Gentlemen:

     Pursuant to the requirements of Rule 497(d) of the General Rules and Regulations of the Securities Act of 1933, we are submitting a supplement to the prospectus being used with respect to the above-mentioned series.

                                    Very truly yours,



                                    Chapman and Cutler

Attachment




                       Van Kampen American Capital
                   Equity Opportunity Trust, Series 44

         Strategic Ten Trust United States Portfolio, Series 11
         Strategic Ten Trust United Kingdom Portfolio, Series 11
           Strategic Ten Trust Hong Kong Portfolio, Series 11
         Strategic Five Trust United States Portfolio, Series 5


                      Supplement to the Prospectus


Notwithstanding anything to the contrary in the Prospectus, the Public Offering Price per Unit includes the aggregate underlying value of the Securities in a Trust (which shall be computed as described in the Prospectus but shall not include any provision for commissions and stamp taxes applicable to Securities traded on a foreign securities exchange), plus the applicable sales charge described in the Prospectus, and cash, if any, in the Income and Capital Accounts of such Trust.

Dated:  January 7, 1997